UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 9, 2006
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 9, 2006, Chesapeake Corporation ("Chesapeake" or the "Company") issued a press release announcing preliminary fourth-quarter and full-year 2005 results. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference. On February 9, 2006, Chesapeake held a conference call with investors to discuss preliminary fourth-quarter and full-year 2005 results. The manuscript of this conference call, which is attached as Exhibit 99.2 to this report, is incorporated herein by reference.

The information filed under Item 2.02 in this Form 8-K and the exhibits attached shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing made by Chesapeake under the Securities Act of 1933, as amended.

ITEM 2.06 MATERIAL IMPAIRMENTS

In accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and other Intangible Assets (SFAS 142)," the Company has conducted its annual impairment test for all reporting units as of December 1, 2005. As a result of its preliminary analysis, the Company recorded an after-tax non-cash charge of $247.1 million, related to impairment of goodwill within the reporting units of the Company's Paperboard Packaging segment in its preliminary fourth-quarter and full-year 2005 results announced on February 9, 2006. Substantially all of the operations within the Company's Paperboard Packaging segment were acquired in 1999 and 2000. The Company's goodwill balance as of its fiscal 2005 year end following the impairment charge is approximately $418.6 million. The Company does not expect the impairment charge to result in future cash expenditures or to affect compliance with covenants under its borrowing arrangements. The Company expects to complete its SFAS 142 impairment analysis prior to filing its 2005 Annual Report on Form 10-K and may adjust the preliminary charge based upon completion of that analysis.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

99.1

Press release, issued on February 9, 2006, announcing preliminary fourth-quarter and full-year 2005 results

99.2
Manuscript for conference call held on February 9, 2006, discussing preliminary fourth-quarter and full-year 2005 results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: February 10, 2006	BY:	/s/ Thomas G. Hayes
Thomas G. Hayes
Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1

Press release, issued on February 9, 2006, announcing preliminary fourth-quarter and full-year 2005 results

99.2

Manuscript for conference call held on February 9, 2006, discussing preliminary fourth-quarter and full-year 2005 results